SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                 Date of Report:  April 18, 1995


                   READING & BATES CORPORATION
      (Exact name of registrant as specified in its charter)


      Delaware             1-5587               73-0642271
  ----------------      ------------       --------------------
  (State or other       (Commission         (I.R.S. Employer
   jurisdiction of       File Number)       Identification No.)
   incorporation)

         901 Threadneedle, Suite 200, Houston, TX   77079
      (Address of principal executive offices)   (Zip Code)


 Registrant's telephone number, including area code  (713) 496-5000


  Item 7. Financial Statements and Exhibits

         (c)  Exhibits

               Exhibit 99  -    Press  Release dated  April 18,
                                1995 -    Response to  a  press
                                release  issued  on  April  18,
                                1995 by Sonat Offshore Drilling
                                Inc.



                            SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                           READING & BATES CORPORATION


                           By /s/T. W. Nagle
                              ---------------------
                              T. W. Nagle
                              Vice President & Chief
                              Financial Officer

  Dated:  April 18, 1995